SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                        Date of Report: October 15, 2003



                                  F.N.B. CORPORATION
             (Exact name of registrant as specified in its charter)


          Florida                       0-8144                 25-1255406
(State of Incorporation)          (Commission              (IRS Employer
                                   File Number)          Identification No.)





                2150 Goodlette Road North, Naples, Florida 34102
               (Address of principal executive offices)   (Zip code)


                                  (239) 262-7600
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated October 15, 2003 with respect to F.N.B. Corporation's financial results for the third quarter ended September 30, 2003.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 15, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003. A copy of the press release announcing the Registrant's results for the third quarter ended September 30, 2003, is attached hereto as
              Exhibit 99.1 and incorporated by reference herein.



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                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      F.N.B. CORPORATION
                                     (Registrant)



                                      By:  /s/Thomas E. Fahey
                                         --------------------------
                                         Name: Thomas E. Fahey
                                         Title: Executive Vice President,
                                         Chief Financial Officer
                                        (Principal Financial Officer)


Dated: October 15, 2003


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